OTHER INFORMATION (Tables)	6 Months Ended
Jun. 30, 2022
Other Information
Disclosure of share options, restricted shares and deferred payments

	Share options	Restricted Shares	Deferred payments right
Total Rights assigned to the beneficiaries	893,495	894,562	-
Fair value of the LTIP in USD	1,096,108	3,658,832	4,098,179
Weighted average price in USD	1.42	4.31	-
Options granted during the period	89,350	89,456	37,616
Options exercised during the period	-	-	-
Options outstanding as of June 30, 2022	89,350	89,456	37,616
Exercisable as of June 30, 2022	-	-	-

Schedule of assumptions

Forecast share price volatility (annualized)	50.13%
Plan duration (years)	5.00
Expected dividend yield	0.00%
Risk-free interest rate	U.S. Sovereign Bond yield